Revenues	12 Months Ended
Dec. 31, 2019
Revenues [Abstract]
Revenues
12.	Revenues

The Company enters into licensing and collaboration agreements which are within the scope of IFRS 15, under which it licenses certain rights to its product candidates and IP to third parties. The terms of these arrangements typically include payment to the Company of one or more of the following: non-refundable, upfront license fees; development, regulatory and/or commercial milestone payments; payments for research and clinical services the Company provides through either its full-time employees or third-party vendors; and royalties on net sales of licensed products commercialized from the Company’s IP. Each of these payments results in license, collaboration and other revenues, which are classified as contract revenue on the statements of income/(loss), except for revenues from royalties on net sales of products commercialized from the Company’s IP, which are classified as royalty revenues.

Licenses on intellectual property: If the license to the Company’s intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, the Company recognizes revenues from non-refundable, upfront fees allocated to the license when the license is transferred to the customer and the customer is able to use and benefit from the license. For licenses that are sold in conjunction with a related service, the Company uses judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time. If the performance obligation is settled over time, the Company determines the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, upfront fees. The Company evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Milestone payments: At the inception of each arrangement that includes development, regulatory and/or commercial milestone payments, the Company evaluates whether the milestones are considered highly probable of being reached and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur in future periods, the associated milestone value is included in the transaction price. These amounts for the performance obligations under the contract are recognized as they are satisfied. At the end of each subsequent reporting period, the Company re-evaluates the probability of achievement of such milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments recorded would affect contract revenues and earnings in the period of adjustment.

Research and development services: The Company has certain arrangements with our collaboration partners that include contracting our full-time employees for research and development programs. The Company assesses if these services are considered distinct in the context of each contract and, if so, they are accounted for as separate performance obligations. These revenues are recorded in contract revenue as the services are performed.

Sublicense revenues: The Company has certain arrangements with our collaboration partners that include provisions for sublicensing. The Company recognizes any sublicense revenues at the point in time it is highly probable to obtain and not subject to reversal in the future.

Royalties: For arrangements that include sales-based royalties, including milestone payments based on the level of sales, and the license is deemed to be the predominant item to which the royalties relate, the Company recognizes revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). To date, the Company has not recognized any royalty revenue resulting from any of its licensing and collaboration agreements.

Contract balances: The Company receives payments and determines credit terms from its licensees for its various performance obligations based on billing schedules established in each contract. The timing of revenue recognition, billings and cash collections results in billed other current receivables, accrued income (contract assets), and deferred income (contract liabilities) on the Balance Sheet. Amounts are recorded as other current receivables when the Company’s right to consideration is unconditional. The Company does not assess whether a contract has a significant financing component if the expectation at contract inception is such that the period between payment by the licensees and the transfer of the promised goods or services to the licensees will be one year or less.

The following table presents changes in the Company’s contract assets and liabilities during the years ended December 31, 2019 and 2018 (in CHF thousands):

	Balance at the beginning of the reporting period	Additions	Deductions	Balance at the end of the reporting period
Twelve months ended December 31, 2019:
Accrued Income	3,667	2,211	(4,783)	1,095
Deferred Income	351	7,686	(3,560)	4,477

Twelve months ended December 31, 2018:
Accrued Income	2,799	5,846	(4,978)	3,667
Deferred Income	355	1,533	(1,537)	351

During the years ended December 31, 2019 and 2018, the Company recognized the following revenues as a result of changes in the contract asset and the contract liability balances in the respective periods (in CHF thousands):

	For the Years Ended December 31,
	2019	2018
Revenues recognized in the period from:
Amounts included in the contract liability at the beginning of the period	351	1,551
Performance obligations satisfied in previous periods	2,206	—

The following tables provide contract revenue amounts by year indicated included in the Company's accompanying financial statements attributable to transactions arising from its licensing arrangements.

	For the Years Ended December 31,
in CHF thousands	2019	2018	2017
Lilly	105,662	—	—
Genentech	—	—	14,000
Janssen	1,173	2,157	1,239
Life Molecular Imaging	2,206	—	1,080
Biogen	1,063	4,024	3,930
Other	922	1,013	6
Total contract revenue	111,026	7,194	20,255

Lilly accounted for 95% of our contract revenues in 2019. Biogen and Janssen accounted for 56% and 30% of our contract revenues in 2018, respectively. Genentech and Biogen accounted for 69% and 19% of our contract revenues in 2017, respectively.

Tau Morphomer Small Molecule – 2018 license agreement with Eli Lilly and Company

In December 2018, we entered into an exclusive, worldwide licensing agreement with Eli Lilly and Company (“Lilly”) to research and develop Tau Morphomer small molecules for the treatment of Alzheimer’s disease and other neurodegenerative diseases. More specifically, this is an exclusive license with the right to grant sublicenses, under the ACIU Patents, the ACIU Know-How, and ACIU’s interests in the Joint Patents and the Joint Know-How to Exploit the Licensed Compounds and Licensed Products The agreement became effective on January 23, 2019 (the “Effective Date”) when the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired. On September 19, 2019, the Company and Lilly entered into the first amendment to divide the first discretionary milestone payment under the agreement of CHF 60 million into two installments with the first CHF 30 million paid in Q3 2019 and the second CHF 30 million to be paid on or before March 31, 2020 unless Lilly earlier terminates the agreement. On March 20, 2020, the Company and Lilly entered into a second amendment to replace the second CHF 30 million to be paid on or before March 31, 2020 with two milestone payments, a CHF 10 million milestone payment to be paid on or before March 31, 2020 and a CHF 60 million milestone payment following the first patient dosed in a Phase 2 clinical study of a licensed product in the U.S. or European Union.

Per the terms of the agreement, the Company received an initial upfront payment of CHF 80 million in February 2019 for the rights granted by the Company to Lilly. The Company is conducting the development of ACI-3024, our lead candidate from our Tau Morphomer small molecules program through the completion of Phase 1, which commenced in the first half of 2019. Lilly will lead and fund further clinical development and will retain global commercialization rights for all indications, including Alzheimer’s disease, Progressive Supranuclear Palsy and other neurodegenerative diseases. As it relates to our lead compound, ACI-3024, Lilly will lead development after the completion of Phase 1 and retain commercialization rights. As of December 31, 2019, Lilly is engaged in certain Preclinical activities of its own as defined in the agreement, which are intended to provide further data in support of the Phase 2 clinical study design.

Per the terms of the agreement, the Company may become eligible to receive additional milestone payments totaling up to approximately CHF 880 million for clinical and regulatory milestones and CHF 900 million upon achievement of certain commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low-double digits to the mid-teens. The agreement will terminate by the date of expiration of the last royalty term for the last licensed product. However, under the terms of the agreement, Lilly may terminate the agreement at any time after March 31, 2020 by providing three months’ notice to us.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Lilly is a customer. The Company identified the following significant performance obligations under the contract: (i) a right-of-use license and (ii) research and development activities outlined in the development plan. Per the agreement, the Company is responsible for the preclinical and Phase 1 activities, which the Company determined are distinct and capable of being completed by Lilly or a third party. Preclinical activities for which AC Immune was responsible prior to their completion in May 2019 included final manufacturing of materials for use in the Phase 1 and regulatory submission of the protocols. For the current Phase 1, AC Immune is responsible for leading the study design, obtaining relevant regulatory agency approvals, arranging necessary third party contracts, completing patient selection, ensuring patient treatment, following up with patients, drafting the clinical study report development and other relevant clinical activities to ensure that the primary objective of the study is completed. The Company used CMOs for certain of its preclinical activities and is currently using CROs to complete certain Phase 1 activities.

The Company’s preclinical and Phase 1 activities do not represent integrated services with the licensed IP for which Lilly contracted. Lilly purchased a license to the Company’s Tau therapeutic small molecule program, which was delivered at commencement of the agreement and AC Immune’s preclinical and Phase 1 activities do not affect the form or functionality of this license. The Company’s objective of the current Phase 1 activity is to assess safety and tolerability and does not modify or customize the lead compound and the completion of these preclinical and Phase 1 activities does not affect the licensed IP.

Finally, per the agreement, each party has three representatives in a joint steering committee (“JSC”); depending upon the agenda, additional field experts can attend the JSC to provide the technical and scientific contribution required. The JSC meets on a regular basis depending on agreements between the representatives. The JSC is responsible for (i) serving as the forum to discuss, review and approve certain activities by reviewing and discussing the development progress and updates to make, (ii) discuss, review and approve all amendments to the global development plan, (iii) periodically serve as forum to discuss and review commercialization of licensed products and (iv) review and approve reports related to development costs among other activities. The JSC is intended to ensure that communication between the parties remains consistent and that the development plan is both agreed to and progressing as intended.

The valuation of each performance obligation involves estimates and assumptions with revenue recognition timing to be determined either by delivery or the provision of services.

The Company used the residual approach to estimate the selling price for the right-of-use license and an expected cost plus margin approach for estimating the research and development activities. The right-of-use license was delivered on the effective date. The research and development activities are expected to be delivered over time as the services are performed. For these services, revenue will be recognized over time using the input method, based on costs incurred to perform the services, since the level of costs incurred over time is thought to best reflect the transfer of services to Lilly. The Company determined the value of the research and development activities to be CHF 6.9 million and deferred this balance from the effective date. As of December 31, 2019, the Company has recognized CHF 2.6 million in revenue, resulting in a deferred income (contract liability) balance of CHF 4.3 million which is all classified on the balance sheet as current within “Deferred income.” The remaining CHF 73.1 million from the upfront payment was allocated to the right-of-use license and recognized on the effective date.

At inception of the agreement, none of the clinical, regulatory or commercial milestones had been included in the transaction price, as all milestone amounts were fully constrained. As acknowledged in the first amendment completed between the Company and Lilly in Q3 2019, the Company earned and received a CHF 30 million milestone payment related to the right-of-use license for IP. The Company recognized contract revenues in Q3 2019 as there were no further constraints related to this milestone. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Lilly and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

Anti-Abeta antibody in AD – 2006 agreement with Genentech

In November 2006, we signed an exclusive, worldwide licensing agreement for crenezumab, our humanized monoclonal therapeutic antibody targeting misfolded Abeta. The agreement was amended March 2009, January 2013, May 2014 and May 2015). The agreement also provides for the development of a second therapeutic product for a non-Alzheimer’s disease indication based on the same intellectual property and anti-Abeta antibody compound. The value of this partnership is potentially greater than USD 340 (CHF 333) million.

The term of the agreement commenced on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the agreement, terminates on the date on which all obligations between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired. Either party may terminate the agreement for any material breach by the other Party, provided a cure period of 90 days from the date that notice is given.

Genentech commenced a first Phase 3 clinical study in March 2016 for crenezumab (CREAD). In March 2017, Genentech started a second Phase 3 clinical trial (CREAD 2). Since 2013, Crenezumab is also studied in a Phase 2 trial in individuals who carry the PSEN1 E280A autosomal-dominant mutation and do not meet the criteria for mild cognitive impairment due to AD or dementia due to AD and are, thus, in a preclinical phase of AD (autosomal dominant AD (ADAD)). In 2019, Genentech initiated a Tau Positron Emission Tomography (PET) substudy to the ongoing Phase 2 trial in ADAD to evaluate the effect of crenezumab on tau burden which may also increase the understanding of disease progression in the preclinical stage of ADAD.

If crenezumab receives regulatory approval, we will be entitled to receive royalties that are tied to annual sales volumes with different royalty rates applicable in the U.S. and Europe. To date, we have received total milestone payments of USD 65 million (CHF 70.1 million) comprised of a USD 25 (CHF 31.6) million upfront payment and USD 40 (CHF 38.2) million for clinical development milestones achieved all in prior to January 1, 2017. Genentech may terminate the agreement at any time by providing three months’ notice to us. In such event all costs incurred are still refundable.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) conduct of research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included the USD 25 (CHF 31.6) million upfront consideration received. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestone payments since inception totaling USD 40 (CHF 38.2) million. The Company could receive greater than USD 275 (CHF 269) million or more for further regulatory milestones for this exclusive, worldwide alliance. In assessing that future regulatory milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to royalties will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

On January 30, 2019, we announced that Roche, the parent of Genentech, is discontinuing the CREAD and CREAD 2 (BN29552 and BN29553) Phase 3 studies of crenezumab in people with prodromal to mild sporadic AD. The decision came after an interim analysis conducted by the Independent Data Monitoring Center (“IDMC”) indicated that crenezumab was unlikely to meet its primary endpoint of change from baseline in Clinical Dementia Rating-Sum of Boxes (CDR-SB) Score. This decision was not related to the safety of the investigational product. No safety signals for crenezumab were observed in this analysis and the overall safety profile was similar to that seen in previous trials.

Crenezumab continues to be studied in the Phase 2 preventive trial, which began in 2013, of cognitively healthy individuals in Columbia who carry the PSEN1 E280A autosomal-dominant mutation and are in a preclinical phase of ADAD. This study will determine if treating people carrying this mutation with crenezumab prior to the onset of AD symptoms will slow or prevent the decline of cognitive and functional abilities.

For the years ended December 31, 2019, 2018 and 2017, we have recognized no revenues from this arrangement.

Anti-Tau antibody in AD – 2012 agreement with Genentech

In June 2012, we entered into a second agreement with Genentech to research, develop and commercialize our anti-Tau antibodies for use as immunotherapeutics and diagnostics. The agreement was amended in December 2015. The value of this exclusive, worldwide alliance is potentially greater than CHF 400 million and includes upfront and clinical, regulatory and commercial milestone payments. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the mid-single digits to the high-single digits. The agreement also provides for collaboration on at least an additional therapeutic indication outside of Alzheimer’s disease built on the same anti-Tau antibody program as well an anti-Tau diagnostic products for Alzheimer’s disease.

The term of the agreement commenced on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the agreement, terminates on the date on which all obligations between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired. Either party may terminate the agreement for any material breach by the other Party, provided a cure period of 90 days from the date that notice is given.

To date, we have received payments totaling CHF 59 million, including a CHF 14 million milestone payment received and recognized in Q4 2017 associated with the first patient dosing in a Phase 2 clinical trial for AD with an anti-Tau monoclonal body known as semorinemab, a CHF 14 million milestone payment recognized in Q2 2016 and received in July 2016, associated with the announcement of the commencement of the Phase 1 clinical study of semorinemab and a CHF 14 million milestone payment received in 2015 in connection with the ED-GO decision. As we met all performance obligations on reaching these milestones, we have recognized revenue in the respective periods. Genentech may terminate the agreement at any time by providing three months’ notice to us.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) conduct of research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included CHF 17 million upfront consideration received. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestones since inception totaling CHF 42 million. The Company could also receive up to an additional CHF 368.5 million in clinical, regulatory and commercial milestones. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2019, 2018 and 2017, we have recognized nil, nil and CHF 14 million from this arrangement, respectively.

Tau Vaccine in AD – 2014 agreement with Janssen Pharmaceuticals

In December 2014, we entered into an agreement with Janssen Pharmaceuticals, Inc. (“Janssen”) one of the Janssen Pharmaceutical Companies of Johnson & Johnson, to develop and commercialize therapeutic anti-Tau vaccines for the treatment of AD and potentially other Tauopathies. The value of this partnership is potentially up to CHF 500 million and includes upfront and clinical, regulatory and commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low-double digits to the mid-teens. In April 2016, July 2017, January 2019 and November 2019, the companies entered into the First, Second, Third and Fourth amendments, respectively. These amendments allow for the alignment of certain payment and activity provisions with the Development Plan and Research Plan activities. We and Janssen will co-develop second generation lead therapeutic vaccines, ACI-35.030 and JACI-35.054, through Phase 1b/2a completion. AC Immune and Janssen will jointly share research and development costs until the completion of the first Phase 2b. From Phase 2b and onwards, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of the second generation vaccines.

Under the terms of the agreement, Janssen may terminate the agreement at any time after completion of the first Phase 1b clinical study in 2016 by providing 90 days’ notice to us. If not otherwise terminated, the agreement shall continue until the expiration of all royalty obligations as outlined in the contract.

The agreement also allows for the expansion to a second indication based on the same anti-Tau vaccine program and based on intellectual property related to this program.

The Company received a CHF 25.9 million upfront, non-refundable license fee which we recognized as revenue in 2014. In May 2016, we received a CHF 4.9 million payment for reaching a clinical milestone in the first Phase 1b study. As we met all performance obligations on reaching the milestone, we have recognized this income as revenue.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Janssen is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) research and development services including a Development and CMC work plan. The Company considered the research and development capabilities of Janssen, Janssen’s right to sublicense, and the fact that the research and development services are not proprietary and can be provided by other vendors, to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research and development services does not significantly impact or modify the licenses’ granted functionality. Based on these assessments, the Company identified the license and the research and development services as the performance obligations at the inception of the arrangement, which were deemed to be distinct in the context of the contract.

At execution of the agreement, the transaction price included only the CHF 25.9 million upfront consideration received. At inception, none of the clinical, regulatory or commercial milestones has been included in the transaction price, as all milestone amounts were fully constrained. The Company did receive a CHF 4.9 million payment for reaching a clinical milestone in the first Phase 1b study in May 2016. The Company could also receive up to more than CHF 458 million in clinical, regulatory and commercial milestones as well as tiered, low-double digit to mid-teen royalties on aggregate net sales of products. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Janssen and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2019, 2018 and 2017, we have recognized revenues totaling CHF 1.2 million, CHF 2.2 million and CHF 1.2 million, respectively.

Tau-PET imaging agent in AD –2014 agreement with Life Molecular Imaging (formerly Piramal Imaging SA)

In May 2014, we entered into an agreement, our first diagnostic partnership, with Life Molecular, the former Piramal Imaging SA. The partnership with Life Molecular is an exclusive, worldwide licensing agreement for the research, development and commercialization of the Company’s Tau protein Positron Emission Tomography (PET) tracers supporting the early diagnosis and clinical management of AD and other Tau-related disorders and includes upfront and sales milestone payments totaling up to EUR 159 (CHF 175) million, plus royalties on sales at a percentage rate ranging from mid-single digits to low double digits. Life Imaging may terminate the LCA at any time by providing three months’ notice to us.

In connection with this agreement, AC Immune received a EUR 500 (CHF 664) thousand payment which was fully recognized in 2015. In Q1 2017, we recorded a EUR 1 (CHF 1.1) million milestone related to the initiation of “Part B” of the first-in-man Phase 1 study. In Q3 2019, the Company recognized EUR 2 (CHF 2.2) million in connection with the initiation of a Phase 2 Trial of Tau-PET Tracer in patients with mild cognitive impairment (MCI) and mild to moderate AD in comparison with non-demented control (NDC) participants. The Company is eligible to receive variable consideration related to the achievement of certain clinical milestones totaling EUR 8 (CHF 9) million should the compound make it through Phase 3 clinical studies. We are also eligible to receive potential regulatory and sales based milestones totaling EUR 148 (CHF 162) million. Finally, the Company is eligible for royalties from the mid-single digits to low-double digits.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Life Molecular is a customer. The Company has identified that the right-of-use license as the only performance obligation. The Company determined that transaction price based on the defined terms allocated to each performance obligation specified in the contract.

The upfront payment constitutes the amount of consideration to be included in the transaction price and has been allocated to the license. None of the clinical, regulatory and commercial milestones have been included in the transaction price as these variable consideration elements are considered fully constrained. As part of its evaluation of the constraint, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts.

Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as these amounts have been determined to relate predominantly to the license granted to Life Molecular and therefore are recognized at the later of when the performance obligation is satisfied or the related sales occur. The Company considered Life Molecular’s right to sublicense and develop the Tau Protein PET tracers, and the fact that Life Molecular could perform the research and development work themselves within the license term without AC Immune, to conclude that the license has stand-alone functionality and is distinct. The Company believes that the contracted amount represents the fair value. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2019, 2018 and 2017, the Company has recognized CHF 2.2 million, nil and CHF 1.1 million, respectively.

Alpha-synuclein and TDP-43 PET tracers in AD – 2016 agreement with Biogen

On April 13, 2016, we entered into a non-exclusive research collaboration agreement with Biogen International GmbH, (“Biogen”). Under the agreement, we and Biogen have agreed to collaborate in the research and early clinical development of our alpha-synuclein PET tracer program for Parkinson’s disease and other synucleinopathies, and a second program for the identification, research and development of novel PET ligands against TDP-43, a protein recently linked to neurodegeneration in diseases such as amyotrophic lateral sclerosis (ALS). In addition, we have agreed to share the costs of the collaboration, with Biogen primarily funding the majority of research costs, subject to a cap, which includes an upfront technology access fee and funding towards research and development personnel. We own all intellectual property rights to any invention relating to alpha-synuclein or TDP-43 PET tracers.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Biogen is a customer. The Company has identified two performance obligations in our Biogen collaboration: (i) technology access fee and (ii) research and development services. The Company determined the transaction price based on the defined terms allocated to each performance obligation specified in the contract. In instances where the Company is reimbursed for research and development contributions procured from third parties such as negotiated terms with clinical research organizations, AC Immune records revenues for such services as it is acting as a principal in procuring the goods or services. The Company has the primary responsibility for fulfilling the promise to provide the specified good or service, it has inventory risk before transfer to the customer and it has discretion in negotiating the price with third parties. For other research and development services, revenues are recognized as work is performed, which correspond with, and best depict the transfer of control to the customer in line with the terms outlined in the contract.

For the years ended December 31, 2019, 2018 and 2017, the Company has recognized CHF 1.1 million, CHF 4.0 million and CHF 3.9 million, respectively. This collaboration ended in April 2019.

Recombinant protein therapeutic candidate –2017 agreement with Essex Bio-Technology Limited

On May 19, 2017, we entered into a Research Project agreement with Essex to develop a recombinant protein therapeutic candidate acting on a unique neuroprotective mechanism for treatment of neurological diseases, such as AD and FTLD. Essex will provide joint research commitment as well as financial support to AC Immune for the pre-IND development of the biological agent.

As part of this agreement, the parties have agreed to an initial two-year Research Plan, which intends to develop a basic Fibroblast Growth Factor as a therapeutic for the treatment of neurodegenerative diseases and to generate novel antibody therapeutics.

Subject to the terms of this agreement, Essex and the Company have the right to terminate by providing 60 days’ notice to the other Party. Otherwise, the agreement shall remain in force until the later of the (i) completion of the Research and Development program or (ii) five years from the Effective date.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Essex Bio-Technology is a customer. AC Immune has identified that its performance obligation is for full-time employees to provide research support.

The transaction price consists of the contractual amounts to recognize for the full-time employee charges. For the full-time employee charges, we recorded revenues throughout the period based on the contractual rates over the service period as this best depicts the transfer of control to Essex.

The transaction price consists of the contractual amounts to recognize for the full-time employee charges. For the full-time employee charges, we recorded revenues throughout the period based on the contractual rates over the service period as this best depicts the transfer of control to Essex. For the years ended December 31, 2019, 2018 and 2017, the Company has recognized CHF 0.4 million, CHF 0.7 million and CHF 0.1 million, respectively.

Grants from the Michael J. Fox Foundation

On September 16, 2017, we formally signed a grant continuation with the Michael J. Fox Foundation for Parkinson’s disease research (“MJFF”). This grant provides funds for the development of PET tracers for pathological forms of the protein alpha-synuclein, to support the early diagnosis and clinical management of Parkinson’s disease. We have since received two additional grants. The first in November 2018 was to conduct a first-in-human (“FiH”) study in 2019. This grant aimed to facilitate the execution of a FiH study for a potential alpha-synuclein PET tracer (“PET tracer”) with the current lead compound. The second in August 2019 is a supplement for the further development of the PET tracer. The Company retains its intellectual property rights for these programs.

As part of both the November 2018 and August 2019 grants, the MJFF expects that AC Immune will complete tasks according to the agreed timelines. AC Immune’s funding is variable depending on the satisfactory achievement of specific tasks. The Company identified various milestones to achieve and these are outputs of the Company’s standard services to develop its PET tracer. The services themselves over time are considered the performance obligation and not each a distinct performance obligation. Therefore, AC Immune has determined it has one performance obligation in the arrangement: the clinical and regulatory services in support of the development of the alpha-synuclein PET tracer.

The transaction price consists of the contractual amount of CHF 0.3 million and CHF 0.6 million for the two grants, respectively which is allocated to the services performed. However, the consideration is variable dependent upon AC Immune’s completion of key milestones. Using the most likely amount method, AC Immune assessed the project funding and likelihood of milestone obtainment. Our deliverables under the November 2018 grant have been completed. Management estimated a 100% likelihood of completing all milestones under the terms of the August 2019 grant and no discount of the transaction price is taken. The Company therefore recognizes the revenues associated with these grants as services are performed. Quarterly, the Company estimates its progress and whether to constrain further revenue recognition. There are no constraints assessed as of December 31, 2019.

For the years ended December 31, 2019, 2018 and 2017, the Company has recognized CHF 0.6 million, CHF 0.3 million and CHF 0.1 million, respectively.